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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): OCTOBER 26, 2001
                                                  ----------------



                        UNIVERSAL HOSPITAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     0-20086                 41-0760940
------------------------------- ---------------------------- ------------------
(State or other jurisdiction      (Commission file number)     (IRS employer
        of incorporation)                                    identification no.)


 1250 NORTHLAND PLAZA, 3800 WEST 80TH STREET, BLOOMINGTON, MINNESOTA 55431-4442
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               (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (612) 893-3200
                                                          ----------------


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5.   Other Events and Regulation FD Disclosure

            (a)      Acquisition of Narco Medical Services, Inc.

                     On October 25, 2001, Universal Hospital Services, Inc. ("UHS") acquired all of the outstanding stock of Narco Medical Services, Inc. ("Narco") for a purchase price of $8.1 million, pursuant to a Stock Purchase Agreement dated October 12, 2001 between UHS and the sole shareholder of Narco. The related press release is filed as Exhibit 99.1.

            (b)      Earnings report

                     On October 26, 2001, UHS announced its financial operating results for the three and nine months ended September 30, 2001. The related press released is filed as Exhibit 99.2.

Item 7.   Financial Statements and Exhibits.


            (c)      Exhibits

                     Exhibit 99.1 - Press Release of Universal Hospital
                                    Services, Inc., dated October 26, 2001.

                     Exhibit 99.2 - Press Release of Universal Hospital
                                    Services, Inc., dated October 26, 2001.





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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 26, 2001

                                          UNIVERSAL HOSPITAL SERVICES, INC.


                                          By: /s/ David E. Dovenberg
                                              -----------------------------
                                                  David E. Dovenberg
                                                  President and CEO









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                                INDEX TO EXHIBITS


Exhibit No.                           Description
-----------                           -----------

Exhibit 99.1 --          Press Release of Universal Hospital Services, Inc.
                         dated October 26, 2001.

Exhibit 99.2 --          Press Release of Universal Hospital Services, Inc.
                         dated October 26, 2001.

















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